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          SUPPLEMENT DATED FEBRUARY 29, 2000 TO CENTURY SHARES TRUST
                         PROSPECTUS DATED APRIL 30, 1999


             TELEPHONIC EXCHANGE PRIVILEGE TO PURCHASE SHARES OF
                       CSCSF AVAILABLE TO CST SHAREHOLDERS

The following text is to be inserted as a new paragraph at page 7 of the current prospectus of Century Shares Trust (dated April 30, 1999) in the section entitled "Redeeming Shares" immediately preceding the section entitled "Shareholder Account."

   Exchange Privilege. Effective March 6, 2000, you are permitted to redeem shares by telephone for the sole purpose of using the redemption proceeds to purchase shares of Century Small Cap Select Fund ("CSCSF"), an open-end investment company also managed by the Adviser. Your redemption price for shares of the Trust and purchase price for shares of CSCSF will be the net asset value per share for each fund next computed after we receive your request; you will not be charged any additional fees for these transactions. You may incur taxable gain or loss on the redemption of Trust shares. The Trust and its transfer agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. This privilege is automatically available to you without any further action on your part; however, the following procedures and restrictions apply:

    o all shares of CSCSF purchased with redemption proceeds must be registered in the same name, address, and taxpayer identification number as the shares of the Trust being redeemed;

    o you should read CSCSF's current prospectus before purchasing CSCSF shares with redemption proceeds;

    o you may purchase CSCSF shares only if you reside in a state where shares are authorized for purchase;

    o if you have recently purchased Trust shares, your purchase of CSCSF shares will be effected only after your purchase check has cleared (which may take up to 15 days from purchase);

    o income dividends and capital gains distributions for your new CSCSF shares will be treated in the same manner as they have been treated for your Trust shares, unless you change your choice in writing; and

    o this exchange privilege is subject to the Trust's right to suspend redemptions as described in the prospectus.

The Trust may modify or terminate this privilege at any time without prior notice.

If you wish to utilize this exchange privilege, please telephone shareholder services at 1-800-303-1928. If you are unable to reach us by telephone, please contact the Trust by writing to the addresses provided in the prospectus.